Exhibit 10.3

Execution Version

AMENDMENT NO. 2 TO THE

TERM LOAN AGREEMENT

Dated as of February 17, 2021

AMENDMENT NO. 2 TO THE TERM LOAN AGREEMENT (this “Amendment”) among HERSHA HOSPITALITY LIMITED PARTNERSHIP, a Virginia limited partnership (the “Borrower”), HERSHA HOSPITALITY TRUST, a Maryland real estate investment trust (the “Parent Guarantor”), the subsidiaries of the Borrower party hereto (the “Subsidiary Guarantors” and together with the Parent Guarantor, the “Guarantors”), CITIBANK, N.A. (“ Citibank”), as administrative agent (the “Administrative Agent”) for the Lenders, and the Required Lenders, with Citibank and Wells Fargo Securities, LLC, as the Arrangers.

PRELIMINARY STATEMENTS:

(1)    The Borrower, the Guarantors, the Lenders, the Administrative Agent and the other financial institutions party thereto entered into that certain Amended and Restated Term Loan Agreement dated as of September 10, 2019 and as further amended by that certain Amendment No. 1 to the Term Loan Agreement dated as of April 2, 2020 (the “First Amendment”; and as so amended, the “2019 Term Loan Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the 2019 Term Loan Agreement, as amended hereby;

(2)    The Guarantors, the Administrative Agent, the Borrower and certain lenders party to the 2019 Term Loan Agreement wish to amend the 2019 Term Loan Agreement to address certain changes to the terms thereof as set forth below; and

(3)    The Borrower, the Administrative Agent and the Required Lenders have agreed pursuant to Section 10.01(a) of the 2019 Term Loan Agreement to amend the 2019 Term Loan Agreement on the terms and subject to the conditions hereinafter set forth.

SECTION 1.    Defined Terms. Unless otherwise stated in this Amendment, capitalized terms defined in the 2019 Term Loan Agreement have the same meanings when used in this Amendment.

SECTION 2.    Temporary Modifications to the 2019 Term Loan Agreement. From and after the Amendment Effective Date, Section 2 of the First Amendment is null and void and of no further force and effect, other than to the extent set forth in Section 2(k) below. Except as provided in Section 2(g) below, for the period from the Amendment Effective Date through March 31, 2022 (the “Waiver Period”), the 2019 Term Loan Agreement (as amended pursuant to Section 5 of this Amendment) shall be deemed modified and amended as follows:

(a)    Limited Waiver. The Lenders (and, in the case of clause (v) below, the Arrangers) agree to a limited waiver of the following provisions (collectively, the “Subject Provisions”), and that no Default or Event of Default shall exist or arise thereunder by virtue of any breach of a Subject Provision:

(i)    any terms, conditions, representations or warranties related to clauses (b) and (d) of the definition of Borrowing Base Conditions, and the parties agree that the COVID-19 pandemic and the general economic conditions resulting therefrom are not “material matters” under clause (e) of the definition of Borrowing Base Conditions;

(ii)    mandatory prepayments under subsections 2.06(b)(i)(B) and 2.06(b)(i)(C);

Hersha Hospitality – 2019 Term Loan Amendment No. 2

(iii)    the covenants in each of Section 5.04(a) (Parent Guarantor Financial Covenants) and Section 5.04(b) (Borrowing Base Financial Covenants), except that Section 5.04(b)(vii) (Maximum Borrowing Base Leverage Ratio added to the 2019 Term Loan Agreement pursuant to Section 5 of this Amendment), shall remain in effect at all times;

(iv)    the representations in each of Section 4.01(g) (Financial Condition) and Section 4.01(s) (Force Majeure); and

(v)    the requirement under subsection (d)(ii) of the definition of Collateral Deliverables and Section 5 of the First Amendment, that the Borrower provide Mortgage Policies with respect to the Borrowing Base Assets.

Without limiting the generality of the provisions of Section 9.01 of the 2019 Term Loan Agreement, the waiver set forth in this subsection (a) shall be limited precisely as written, and nothing herein shall be deemed to (a) constitute a waiver of compliance by the Borrower or the Parent Guarantor with respect to (i) the Subject Provisions other than during the Waiver Period or (ii) any other term, provision or condition of the Loan Documents or any other instrument or agreement referred to in any of them, or (b) prejudice any right or remedy that any Lender may now have or may have in the future under or in connection with the 2019 Term Loan Agreement, the other Loan Documents or any other instrument or agreement referred to in any of them or under Applicable Laws. For the avoidance of doubt, the waiver of the Subject Provisions set forth herein shall not extend beyond the last day of the Waiver Period and such waiver shall be of no force or effect for any purpose after the last day of the Waiver Period.

(b)     [Reserved].

(c)     [Reserved].

(d)     Use of Asset Sale, Permitted Debt and Excess Refinancing Debt Proceeds. The Borrower will pay to the Agents the following amounts to be applied as described in the applicable Mandatory Prepayments Waterfall (as defined below):

(i)    100% of the Net Cash Proceeds of (x) the sale of any Assets, including, without limitation, pursuant to any Sale and Leaseback Transaction (“Asset Sales”) and (y) any Permitted Debt Transaction (as defined below) other than the proceeds of Qualified Government Debt (as defined below) and Refinancing Debt; and

(ii)    the amount of any Refinancing Debt in excess of the sum of (x) the principal amount of the Debt being extended, refunded or refinanced and (y) the amount of any applicable premium, and fees and expenses relating thereto.

During the Waiver Period, proviso (b) of the definition of “Refinancing Debt” shall not apply. Nothing in this subsection (d) shall limit the negative covenants set forth in subsection (g) below.

(e)    Junior Capital Requirement. The Borrower or the Parent Guarantor shall have raised at least $75,000,000 of Net Cash Proceeds of Junior Capital (the “Threshold Junior Capital”) by March 31, 2021 and applied such Net Cash Proceeds (and all future Net Cash Proceeds of Junior Capital) in accordance with the Junior Capital Waterfall below.

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All Net Cash Proceeds from Junior Capital (whether raised before or after March 31, 2021 except to the extent applied in accordance with subsection (f) below in connection with the Shortfall Amount) shall be applied by the Borrower in the following order of priority upon receipt thereof (the “Junior Capital Waterfall”):

(1)

of the initial $50,000,000 of such Net Cash Proceeds, (A) $37,500,000 shall be used to repay the Obligations under the 2016 Term Loan Facility and (B) $12,500,000 shall be used to repay the Obligations under the 2017 Term Loan Facility and the 2019 Term Loan Facility on a pro rata basis based on the respective outstanding principal amounts thereunder;

(2)	the next $25,000,000 shall be used to repay the Obligations under the Revolving Credit Facility; and

(3)

all remaining Net Cash Proceeds from Junior Capital shall be used, at the Borrower’s election, (A) for application in accordance with the Asset Sales Waterfall (the aggregate amount so applied being the “Excess JC Proceeds”), (B) for Permitted Uses, (C) to fund the Permitted Preferred Payments (up to a maximum amount, including any amounts funded under clause (v) of the definition of Permitted Uses in the Third Amendment to 2017 Credit Agreement, of $30,000,000), (D) to fund the Shortfall Amount and/or (E) to repay the Obligations under the 2019 Term Loan Facility and/or the Other Facilities.

(f)    Asset Sales Covenant. On or prior to June 30, 2021, the Borrower shall raise at least an aggregate amount of $150,000,000 of Net Cash Proceeds from Asset Sales and Excess JC Proceeds, which Net Cash Proceeds shall be applied in the following order of priority (the “Asset Sales Waterfall”, and together with the Junior Capital Waterfall, the “Mandatory Prepayment Waterfalls”):

(1)

the initial $125,000,000 of such Net Cash Proceeds (which may include capital raised in respect of any Shortfall Amount) (the “Required Paydown Amount”) shall be applied (A) first to repay the Obligations under the 2016 Term Loan Facility until the outstanding principal amount thereunder is reduced to zero dollars ($0), (B) second to repay the Obligations under the 2017 Term Loan Facility and the Revolving Credit Facility on a pro rata basis based on the respective outstanding principal amounts thereunder in each case until reduced to zero dollars ($0) and (C) thereafter, to repay the Obligations under the 2019 Term Loan Facility;

(2)

the next $25,000,000 (and no more than $25,000,000) shall be used, at the Borrower’s election, for (x) Permitted Uses and/or (y) to fund Permitted Preferred Payments, in an aggregate amount for both (x) and (y) not to exceed the aggregate amount of Excess JC Proceeds and Asset Sales of non-Borrowing Base Assets from the Amendment Effective Date to the date of such use; and

(3)

all remaining Net Cash Proceeds from Asset Sales shall be used to repay the outstanding Obligations under the 2019 Term Loan Facility and the Other Facilities on a pro rata basis based on the respective outstanding principal amounts thereunder.

If by June 30, 2021, the Borrower has failed to pay to the Agents the Required Paydown Amount, then (A) the Borrower will provide, with respect to the Borrowing Base Assets located at (i) 3100 South St. NW, Washington DC, (ii) 2201 M St. NW, Washington DC, (iii) 906 6th St. NW, Washington DC and (iv) 132-26 S. Conduit Ave., Jamaica, NY, each of the items described in Section 5 of the First Amendment at the times, mutatis mutandis, set forth therein but replacing references to “the date hereof” with June 30, 2021 and (B) on or prior to September 30, 2021, the Borrower shall raise Junior Capital generating Net Cash Proceeds in an amount not less than the positive difference between (i) the Required Paydown Amount and (ii) the aggregate Net Cash Proceeds paid by the Borrower under the Asset Sales Waterfall to date (such positive difference, the “Shortfall Amount”), which Net Cash Proceeds shall be applied in accordance with the Asset Sales Waterfall. For the avoidance of doubt, by September 30, 2021, not less than the Required Paydown Amount (inclusive of any Net Cash Proceeds generated from Junior Capital raised after June 30, 2021) shall be applied to the repayment of the Obligations in accordance with the Asset Sales Waterfall.

(g)    Enhanced Negative Covenants. Notwithstanding anything to the contrary contained in the 2019 Term Loan Agreement (as amended pursuant to Section 5 of this Amendment), except as expressly provided in this Amendment or unless the Administrative Agent and the Required Lenders otherwise agree in

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writing, until the earlier of (x) December 31, 2022 and (y) the date that the Parent Guarantor provides to the Administrative Agent a certificate of a Responsible Officer demonstrating pro forma compliance with the covenants in Section 5.04 of the 2019 Term Loan Agreement as in effect as of April 1, 2022 (such earlier date being the “Enhanced Negative Covenants Termination Date”), together with a schedule in form satisfactory to the Administrative Agent of the computations used by the Parent Guarantor in determining such compliance, no Loan Party will:

(i)    create, incur, or assume, or permit any of its Subsidiaries to create, incur, or assume, any additional secured Debt, Non-Recourse Debt or senior Recourse Debt other than Qualified Government Debt, Junior Capital (and guaranties of Junior Capital) or Refinancing Debt, provided that such Refinancing Debt constitutes Non-Recourse Debt;

(ii)    acquire any new Assets or Transfer or encumber any Borrowing Base Assets (including, without limitation, pursuant to a Sale and Leaseback Transaction), or Transfer or encumber any direct or indirect Equity Interests in the fee owners and TRS Lessees of the Borrowing Base Assets, except, in each case, (x) any Asset Sale of a non-Borrowing Base Asset in accordance with Section 2(f) of this Amendment, (y) any Asset Sale of a Borrowing Base Asset in accordance with Section 2(f) of this Amendment, subject to receipt of any consent to such Asset Sale required by Section 6 to this Amendment and (z) the granting of Collateral to the Agents in accordance with the Loan Documents;

(iii)    in the case of the Parent Guarantor and the Borrower, make or declare any Restricted Payments payable in cash, including, without limitation, cash dividends on common or preferred stock; provided, however, that (I) the Parent Guarantor may declare and pay dividends (A) that are Permitted Preferred Payments, subject to compliance with the Mandatory Prepayment Waterfalls, (B) to the holders of common Equity Interests and Preferred Interests in the Parent Guarantor consisting of a combination of cash and Equity Interests in the Parent Guarantor only if such dividends (1) are required to maintain the Parent Guarantor’s status as a REIT and avoid the imposition of excise taxes under Section 4981 of the Internal Revenue Code, (2) include a cash component no greater than the minimum percentage allowed under the Internal Revenue Code and any published guidance from the United States Department of the Treasury or Internal Revenue Service with respect thereto at the time of the declaration thereof, (3) are paid no earlier than (x) January 29, 2021, with respect to dividends for the calendar year ending December 31, 2020, and (y) January 31, 2022 with respect to dividends for the calendar year ending December 31, 2021, and (4) are calculated based exclusively on capital gains from the sale of Assets and other items relevant to such calculations under Section 4981 of the Internal Revenue Code and (C) to the holders of common Equity Interests at such time as (1) the Borrowing Base Leverage Ratio (as defined below) is not more than 60%, (2) the Borrowing Base Debt Service Coverage Ratio is not less than 1.20:1.00 and (3) the Borrower is in compliance, on a pro forma basis after giving effect to such declaration and payment, with each of the financial covenants set forth in Section 5.04 of the 2019 Term Loan Agreement as in effect on September 10, 2019 and (II) the Borrower may pay cash dividends or distributions (A) to the Parent Guarantor and (B) to its outside limited partners as required by the terms of the Borrower’s organizational documents as in effect on the Amendment Effective Date, in the case of both clauses (II)(A) and (II)(B) in amounts necessary to permit the Parent Guarantor to pay cash dividends and distributions as permitted in clause (I) above;

(iv)    make or permit any of its Subsidiaries to make new Investments (including, without limitation, buybacks of common Equity Interests or Preferred Interests) other than (i) Investments by the Loan Parties and their Subsidiaries in their wholly-owned Subsidiaries and (ii) guaranties of Junior Capital by the Loan Parties and their Subsidiaries;

(v)    engage in or consent to any action or activity that would be expressly prohibited or restricted under Section 5.02 during a Default or Event of Default; provided, however, that for the avoidance of doubt the restriction in this subsection (v) shall not apply to any Asset Sales

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contemplated by Section 2(f) of this Amendment, Restricted Payments contemplated by Section 2(g) of this Amendment or Debt incurred in the form of Junior Capital (and guaranties of Junior Capital) contemplated by Sections 2(e) and 2(f) of this Amendment; or

(vi)    in the case of the Parent Guarantor and the Borrower, issue or sell any Equity Interests or other securities of such Person except that each of the Parent Guarantor and the Borrower may issue or sell any Equity Interests or other securities in the form of Junior Capital.

(h)    Liquidity Covenant. During the Waiver Period, the Borrower and its Subsidiaries will at all times remain in compliance with the Liquidity Covenant (as defined below).

(i)    Qualified Government Debt. Notwithstanding the restrictions in subsection (g) above, consent of the Administrative Agent and the Required Lenders shall not be required for the Loan Parties to incur Debt for borrowed money to a Governmental Authority under the CARES Act or any other federal or state governmental program intended to mitigate the impact of the COVID-19 pandemic so long as the Borrowing Base Assets and the Equity Interests in the Initial Grantors (as defined in the First Amendment) do not become subject to any Liens in connection with such Debt (“Qualified Government Debt”); provided, however, that 100% of the Net Cash Proceeds of any Qualified Government Debt shall be used, in the Borrower’s discretion, only for Permitted Uses or to repay the Obligations (as such term is defined in each of the 2019 Term Loan Agreement and the Other Facilities) under the Facility and the Other Facilities.

(j)    LIBOR Floor. During the Waiver Period, at no time and under no circumstance shall the Eurodollar Rate be less than 0.250% per annum with respect to any Eurodollar Rate Advance that has not been identified by the Borrower in accordance with the terms of the 2019 Term Loan Agreement as being subject to a Guaranteed Hedge Agreement.

(k)    Reserve Account. Notwithstanding the first sentence of Section 2 of this Amendment, the provisions set forth in the first sentence of the last paragraph of Section 2(e) of the First Amendment shall not be affected by this Amendment. For the avoidance of doubt, from and after the Amendment Effective Date, the Borrower shall no longer be required to fund the Reserve Account (as defined in the First Amendment) and the Agents confirm that there are no funds on deposit therein as of the Amendment Effective Date.

(l)    Definitions.

(i)     For purposes of this Amendment, the following terms shall have the following meanings:

“2016 Term Loan Facility” means the loans provided for in the 2016 Term Loan Agreement.

“2017 Facilities” means, collectively, the Revolving Credit Facility and the 2017 Term Loan Facility.

“2017 Term Loan Facility” means the term loans provided for in the 2017 Credit Agreement.

“2019 Term Loan Facility” means the loans provided for in the 2019 Term Loan Agreement.

“Borrowing Base Leverage Ratio” means, at any date of determination, the ratio (expressed as a percentage) of (a) all outstanding Debt under the 2019 Term Loan Facility and the Other Facilities as of such date to (b) the aggregate Appraised Value of the Borrowing Base Assets as of such date.

“JC Subordination Terms” has the meaning set forth in the definition of Junior Capital.

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“Junior Capital” means any Debt, including debt securities convertible into Equity Interests, or Equity Interests that satisfy the following conditions: (a) such Debt or Equity Interests are either structurally subordinate or contractually subordinate by its terms (which terms must be satisfactory to the Agents (such terms being the “JC Subordination Terms”)) to the 2019 Term Loan Facility and the Other Facilities, (b) such Debt or Equity Interests have a maturity date (if applicable) later than September 10, 2024, (c) in the case of Debt, such Debt is unsecured and (d) if such Debt or Equity Interests have a current pay feature, for so long as the Borrower and its Subsidiaries do not have at least $50,000,000 of Liquid Assets, then the Borrower shall have deposited into a restricted cash account of the Borrower held by the Administrative Agent for the benefit of the Secured Parties and subject to the Security Agreement (the “Restricted Cash Account”) an amount equal to at least six (6) months’ of the current payments required to be made on such Junior Capital on a rolling basis. For the avoidance of doubt, if the Borrower and its Subsidiaries do not have at least $ 50,000,000 of Liquid Assets at any time (including, without limitation, as shown in any Liquidity Report (as defined below)) that any outstanding Junior Capital requires such current payments, and the Borrower has not previously made such deposit, the Borrower shall make such deposit within three (3) Business Days following delivery of such report.

“Liquid Assets” means unrestricted cash or Cash Equivalents, including available amounts under the Revolving Credit Facility subject to Section 2(b) of the Third Amendment to 2017 Credit Agreement, but excluding any amounts held in the Restricted Cash Account.

“Liquidity Covenant” means that the Borrower and its Subsidiaries have Liquid Assets in an aggregate amount of at least $30,000,000.

“Net Cash Proceeds” means, with respect to any transaction, the aggregate amount of all cash proceeds received by the Borrower, Parent Guarantor or any of their respective Subsidiaries (including, without limitation, in the case of any issuance of Junior Capital, any cash proceeds received in connection with any sales pursuant to a related over-allotment option), net of fees, expenses, costs (including any costs of the Permitted Junior Capital Swap Obligation, if any, incurred and paid at the time of purchase thereof), underwriting discounts and commissions incurred in connection therewith and, for the sale of any Asset, payments made to retire any debt that is secured by such Asset and repaid in connection with the sale thereof, and net of taxes paid or reasonably estimated by the Borrower to be payable as a result thereof, in each case excluding any fees, commissions or expenses that are payable to an Affiliate of the Borrower, the Parent Guarantor or any of their respective Subsidiaries.

“Permitted Debt Transaction” means (i) the incurrence of Debt for borrowed money by any Loan Party consented to under Section 2(g)(i) above, (ii) the issuance of Junior Capital or (iii) the incurrence of other Debt expressly permitted under this Amendment during the Waiver Period.

“Permitted Junior Capital Swap Obligations” means Swap Obligations of the Parent Guarantor in connection with, and prior to or concurrently with, the issuance of any Junior Capital pursuant to which the Parent Guarantor acquires a call or a capped call option requiring the counterparty thereto to deliver to the Parent Guarantor common shares of the Parent Guarantor, the cash value of such shares or a combination of such shares and cash from time to time upon exercise of such option; provided that the terms, conditions and covenants of each such Swap Obligation shall be such as are typical and customary for Swap Obligations of such type (as determined by the Parent Guarantor in good faith).

“Permitted JC Swap Payments” means payments for, in respect of or in connection with, the Permitted Junior Capital Swap Obligations to the extent such payments are not paid and deducted

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from Net Cash Proceeds at the time of purchase of such Permitted Junior Capital Swap Obligations; provided, however, that no such payments shall be permitted prior to satisfaction of the PPP Condition (except, for the avoidance of doubt, as deducted from Net Cash Proceeds).

“Permitted Preferred Payments” means accrued and unpaid cash dividends payable by the Parent Guarantor to the holders of Preferred Interests; provided, however, that no such payments shall be permitted prior to satisfaction of the PPP Condition.

“Permitted Uses” means (i) operating expenses of the business of the Company and its Subsidiaries, (ii) costs and expenses included in the Forecasts (defined below) relating to those capital projects on the Assets commenced prior to the Amendment Effective Date and listed on Schedule I hereto, (iii) costs and expenses reasonably required to comply with applicable legal requirements (or to cure or prevent any violation thereof), (iv) costs and expenses required on an emergency basis to avoid damage or injury to persons or property, (v) Permitted Preferred Payments in an aggregate amount not to exceed the lesser of (1) $30,000,000 minus any amounts previously applied to Permitted Preferred Payments under item (3)(C) of the Junior Capital Waterfall and (2) the aggregate amount theretofore applied to repay the Obligations under the Revolving Credit Facility pursuant to item (3)(E) of the Junior Capital Waterfall, (vi) provided that the Threshold Junior Capital has been raised, Permitted JC Swap Payments in an aggregate amount not to exceed 10% of the gross proceeds of the Junior Capital transaction to which the Permitted JC Swap Payments relate and (vii) other reasonable uses approved by the Required Lenders.

“PPP Condition” means that, except to the extent waived by the Required Lenders, items (1) and (2) of the Junior Capital Waterfall have been fully funded and item (1) of the Asset Sale Waterfall has been fully funded.

“Revolving Credit Facility” means the Revolving Credit Facility under and as defined in the 2017 Credit Agreement.

“Third Amendment to 2017 Credit Agreement” means that certain Amendment No. 3 to the 2017 Credit Agreement among the Borrower, the Parent Guarantor, the Subsidiary Guarantors, the Administrative Agent and certain Lenders dated as of the Second Amendment Date.

(ii)    During the Waiver Period, the definition of “Equity Interests” in Section 1.01 of the 2019 Term Loan Agreement shall be amended by adding the following language to the end thereof:

“; provided, however, that for purposes of this definition, neither Junior Capital (prior to conversion thereof) nor Permitted Junior Capital Swap Obligations shall constitute Equity Interests of the Borrower or Parent Guarantor.”

(iii)    During the Waiver Period, the definition of “Restricted Payments” in Section 1.01 of the 2019 Term Loan Agreement shall be amended by adding the following sentence to the end thereof:

“Notwithstanding the foregoing, provided that the Borrower is in compliance with the reserve requirements set forth in the definition of Junior Capital, (i) payment of current pay obligations for, in respect of or in connection with Junior Capital (prior to conversion thereof) and the Permitted Junior Capital Swap Obligations shall not constitute Restricted Payments and (ii) the conversion of any Junior Capital to Equity Interests pursuant to the terms of the Junior Capital shall not constitute Restricted Payments. Capitalized terms not defined in the preceding sentence have the meanings set forth in the Second Amendment.”

Any breach by any Loan Party of subsections (c) through (h) of this Section 2 shall be an immediate Event of Default under the 2019 Term Loan Agreement. Any waiver of the provisions of subsection (f) relating to the Borrower’s obligation to generate at least the Required Paydown Amount by September 30, 2021 and any

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agreement of forbearance with respect to such failure will require the written consent of each Lender; provided, however, that if the Administrative Agent shall request any such consent of the Lenders and any Lender shall fail to respond to such consent request within ten (10) Business Days after delivery of such request, then the Lender that has failed to respond shall be deemed to have consented to such request.

SECTION 3.    Reporting. Section 3 of the First Amendment is null and void and of no further force and effect. Notwithstanding the limited waiver of the Subject Provisions pursuant to Section 2(a) above, nothing in this Amendment shall modify, affect or waive the Borrower’s continuing obligation to comply with the reporting requirements set forth in Section 5.03 of the 2019 Term Loan Agreement during the Waiver Period (as if the Subject Provisions had not been waived) or otherwise (including, without limitation, the Borrower’s obligation to provide a schedule of the computations used by the Parent Guarantor in determining compliance with the covenants contained in Section 5.04 (as if the Subject Provisions had not been waived) under Section 5.03(c)); provided, however, that the Borrower shall not be required to furnish to the Administrative Agent and the Lenders notice of Defaults relating to the Section 5.04 financial covenants during the Waiver Period. In addition to the existing reporting requirements in the 2019 Term Loan Agreement, during the Waiver Period the Borrower will furnish to the Administrative Agent and the Lenders, (a) on or before the last day of each calendar quarter, (i) forecasted balance sheets and statements of cash flows of the Parent Guarantor and its Subsidiaries for the immediately following three month period (the “Forecasts”) and (ii) historical balance sheets and statements of cash flows of the Parent Guarantor and its Subsidiaries for the immediately prior twelve calendar month period, (b) as soon as available and in any event within five (5) Business Days following the end of each calendar month, a report, in a form acceptable to the Agents, evidencing compliance with the Liquidity Covenant (each, a “Liquidity Report”) and (c) upon request by the Administrative Agent from time to time, a report showing, in detail reasonably satisfactory to the Administrative Agent, the amounts applied pursuant to date to each item under each Mandatory Prepayment Waterfall and the amounts applied to Permitted Preferred Payments and to Permitted JC Swap Payments. Further, together with the Forecasts, balance sheets and cash flow statements furnished pursuant to clause (a) of the immediately preceding sentence, the Borrower will provide to the Administrative Agent and the Lenders summary reports of (i) any application made by the Borrower, the Parent Guarantor or their respective Subsidiaries for funding under the CARES Act or any other federal or state governmental program intended to mitigate the impact of the COVID-19 pandemic (each, a “Stimulus Program”) and (ii) amounts received by the Borrower, the Parent Guarantor or their respective Subsidiaries under any Stimulus Program, and reasonably detailed accountings of the uses thereof.

SECTION 4.    Technical Correction. The definition of “Borrowing Base Debt Service Coverage Ratio” in Section 1.01 of the 2019 Term Loan Agreement is hereby amended to replace the words “(including, without limitation, the Facility Exposure)” with the words “(including, without limitation, the Facility Exposure and the Facility Exposure (under and as defined in the loan documentation for the Other Facilities) whether or not, in each case, the same constitute unsecured Debt)”.

SECTION 5.    Financial Covenant Calculations and Amendments.

(a)    Commencing with the second quarter of 2022, to the extent that any of the Section 5.04 financial covenants are calculated based on a four-quarter period, such financial covenants shall be amended to instead refer to: (1) for the second quarter of 2022, such quarter, annualized, (2) for the third quarter of 2022, such quarter and the immediately preceding quarter, annualized, (3) for the fourth quarter of 2022, such quarter and the two immediately preceding quarters, annualized, and (4) for the first quarter of 2023 and thereafter, such quarters shall be consistent with the 2019 Term Loan Agreement, without giving effect to this Amendment.

(b)    Notwithstanding anything to the contrary in the 2019 Term Loan Agreement, for the second quarter of 2022 only, the Borrower shall maintain as of each Test Date (A) a Leverage Ratio of not greater than 65% and (B) a Fixed Charge Coverage Ratio of not less than 1.20:1.00.

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(c)    The following definitions are added to Section 1.01 of the 2019 Term Loan Agreement in appropriate alphabetical order:

“Collateral Party” means each (a) TRS Lessee, (b) direct and indirect owner of a TRS Lessee, (c) direct or indirect owner of a Borrowing Base Asset, (d) Pledgor and (e) direct or indirect owner of a Pledgor; in each case other than the Parent Guarantor.

“Second Amendment” means that certain Amendment No. 2 to the 2019 Term Loan Agreement among the Borrower, the Parent Guarantor, the Subsidiary Guarantors, the Administrative Agent and certain Lenders dated as of the Second Amendment Date.

“Second Amendment Date” means February 17, 2021.

(d)    The definition of “Appraised Value” in Section 1.01 of the 2019 Term Loan Agreement is hereby amended and restated to read in its entirety as follows:

“Appraised Value” means, for any Borrowing Base Asset, the “as-is” fair market value of such Borrowing Base Asset, determined by the Administrative Agent in its reasonable discretion based on an Appraisal of such Borrowing Base Asset, after discretionary adjustments of the value shown in such Appraisal following a review by the Administrative Agent’s appraisal review department; provided ,however, that for purposes of the definition of Borrowing Base Leverage Ratio, the “Appraised Value” for the Borrowing Base Assets in existence as of the Second Amendment Date shall be the “as-stabilized” values listed on Schedule II to the Second Amendment.

(e)    Section 5.02(f) of the 2019 Term Loan Agreement is hereby amended by adding the following clause (x) to the end thereof: “(x) guaranties of Junior Capital permitted by the Second Amendment by the Loan Parties and their Subsidiaries.”

(f)    Section 5.02(k) of the 2019 Term Loan Agreement is hereby amended by (a) deleting the “and” immediately before “(iii),” (b) changing the “.” at the end of clause (iii) to a “,” and (c) adding the following new clause (iv): “(iv) any agreement or instrument evidencing Junior Capital permitted by the Second Amendment; provided that the terms of such Junior Capital, and of such agreement or instrument, do not restrict distributions in respect of Equity Interests in any Collateral Party or restrict the ability of any Collateral Party to repay or prepay any Debt owed to, make loans or advances to, or otherwise transfer assets to or invest in, the Borrower or any Subsidiary of the Borrower.”

(g)    Section 5.02(l) of the 2019 Term Loan Agreement is hereby amended by adding the following to the end: “and, with respect to any such Loan Party or Subsidiary that is not a Collateral Party, any agreement or instrument evidencing Junior Capital permitted by the Second Amendment.”

(h)    A new Section 5.03(u) is hereby added to the 2019 Term Loan Agreement, to read in its entirety as follows:

“(u)     Junior Capital. Copies to the Administrative Agent promptly, and in any case not later than five (5) Business Days following the effectiveness thereof (or such longer period as may be agreed by the Administrative Agent), (i) of any amendment, amendment and restatement, modification or supplement to any indenture, note purchase agreement or other document or instrument evidencing or governing Junior Capital (collectively, “Junior Capital Documents”) and (ii) of any notice received by any Loan Party or Subsidiary of a Loan Party with respect to any change of identity, name or address of the trustee, administrative agent, or similar authorized representative of the holders of any Junior Capital (or, if no such representative exists, the holder of Junior Capital) for purposes of notices under any Junior Capital Document.”

9	Hersha Hospitality – 2019 Term Loan Amendment No. 2

(i)    A new Section 5.04(b)(vii) is hereby added to the 2019 Term Loan Agreement, to read in its entirety as follows:

“(vii)    Maximum Borrowing Base Leverage Ratio. Not permit the Borrowing Base Leverage Ratio to exceed 60% at any time.”

(j)    A new Section 6.01(m) is hereby added to the 2019 Term Loan Agreement, to read in its entirety as follows:

“or (m) Junior Capital Documents. Prior to the Enhanced Negative Covenants Termination Date (as defined in the Second Amendment), any Loan Party or affiliate thereof shall agree to a modification, waiver or termination of the JC Subordination Terms (as defined in the Second Amendment) without the prior written consent of the Administrative Agent;”

SECTION 6.    Consent to Asset Sales. The Administrative Agent and the Required Lenders hereby consent to the sales of Borrowing Base Assets described on Schedule III attached hereto, provided that (a) each such sale shall be consummated on or prior to June 30, 2021, (b) each such sale shall generate gross “Proceeds” (in an amount not less than the amount set forth for such property in the “Proceeds” column on Schedule III) and (c) the Net Cash Proceeds of each such sale shall be applied in accordance with Section 2(f) of this Amendment. In addition, the Administrative Agent and the Required Lenders hereby consent to the sales of the Borrowing Base Assets known as Pan Pacific, Ritz Georgetown and NU Hotel, provided that (i) each such sale shall generate gross sales proceeds in an amount not less than 90% of the “as-stabilized” values listed on Schedule II and (ii) the Net Cash Proceeds of each such sale shall be applied in accordance with Section 2(f) of this Amendment. Except as provided in the two immediately preceding sentences, any sale of a Borrowing Base Asset during the Permitted Draw Period will require the written consent of the Administrative Agent and the Required Lenders; provided, however, that if the Administrative Agent shall request any such consent of the Lenders and any Lender shall fail to respond to such consent request within ten (10) Business Days after delivery of such request, then the Lender that has failed to respond shall be deemed to have consented to such request.

SECTION 7.    Representations and Warranties. Each Loan Party hereby represents and warrants that:

(a)    The representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) to which it is a party are, other than with respect to the Subject Provisions, true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case as of such earlier date).

(b)    Such Loan Party has taken all necessary corporate and other organizational action to authorize the execution, delivery and performance of this Amendment.

(c)    This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(d)    The execution and delivery of this Amendment does not (i) contravene any provision of the organizational documents of such Loan Party or its general partner or managing member or (ii) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to such Loan Party.

10	Hersha Hospitality – 2019 Term Loan Amendment No. 2

(e)    Other than any Default or Event of Default that would exist absent the limited waiver of the Subject Provisions pursuant to Section 2(a) above, no Default or Event of Default has occurred and is continuing, or would result from the entering into of this Amendment by any Loan Party.

SECTION 8.    Conditions of Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which, and only if, each of the following conditions precedent shall have been satisfied; provided, however, that if the following conditions precedent have not been satisfied on or before March 31, 2021, this Amendment shall be null and void: (a) The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, counterparts of this Amendment executed by each of the Loan Parties and those Lenders comprising Required Lenders.

(b)    The Borrower shall have priced or entered into a binding commitment providing for the issuance of Junior Capital in an aggregate amount sufficient to generate at least $75,000,000 of Net Cash Proceeds.

(c)    The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, a supplement to the Security Agreement executed by each of the parties thereto.

(d)    The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, (i) an amendment to the 2016 Term Loan Agreement and (ii) the Third Amendment to 2017 Credit Agreement, in each case modifying the underlying agreement to account for the terms herein and making certain other corresponding modifications (including, without limitation, an extension of the maturity date under the 2016 Term Loan Agreement to August 10, 2022).

(e)    The Borrowing Base Leverage Ratio shall not be more than 60%.

(f)    (i) The fees (if any) provided for in this Amendment and (ii) all of the reasonable out-of-pocket expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.

SECTION 9.    Reference to and Effect on the 2019 Term Loan Agreement, the Notes and the Loan Documents. (a) This Amendment is a Loan Document. On and after the effectiveness of this Amendment, each reference in the 2019 Term Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the 2019 Term Loan Agreement, and each reference in the Notes and each of the other Loan Documents to “the Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the 2019 Term Loan Agreement, shall mean and be a reference to the 2019 Term Loan Agreement, as amended and modified by this Amendment.

(b)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(c)    This Amendment shall not extinguish the obligations for the payment of money outstanding under the 2019 Term Loan Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the 2019 Term Loan Agreement, which shall remain in full force and effect, except to any extent modified hereby or as provided in the exhibits hereto. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties from the Loan Documents.

11	Hersha Hospitality – 2019 Term Loan Amendment No. 2

SECTION 10.    Ratification; Release.

The 2019 Term Loan Agreement (as amended by this Amendment) and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Each Guarantor hereby reaffirms its obligations under the Loan Documents and this Amendment. Except as expressly provided in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Secured Party or the Administrative Agent under the 2019 Term Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the 2019 Term Loan Agreement or any of the other Loan Documents. Except as otherwise specified in the last sentence of Section 2 of this Amendment, any breach by any of the Loan Parties of the covenants or requirements in this Amendment shall be an Event of Default under the 2019 Term Loan Agreement if such breach is not cured within five (5) Business Days after the Borrower’s receipt of notice from the Administrative Agent or any Lender of such breach.

Each Loan Party, on its own behalf and on behalf of each of its respective predecessors, successors, assigns, and past and present equity holders, other principals, affiliates, managers, employees, officers, directors, attorneys, agents, other representatives, insurers and any other individuals and entities claiming or acting by, through, under or in concert with any of the Loan Parties, hereby fully and forever releases, relinquishes, discharges and acquits each Indemnified Party of and from and against any and all claims, demands, obligations, duties, liabilities, damages (including, without limitation, special, punitive, indirect or consequential damages), expenses, claims of offset, indebtedness, debts, breaches of contract, duty or relationship, acts, omissions, misfeasance, malfeasance, causes of action, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and remedies therefor, choses in action, rights of indemnity or liability of any kind whatsoever, arising, directly or indirectly, in any manner from and/or out of (i) the Advances and/or the Loan Documents, (ii) the Indemnified Parties’ acts, statements, conduct, representations and omissions made in connection therewith and (iii) any fact, matter, transaction or event relating thereto, whether known or unknown, suspected or unsuspected, whether now existing or hereafter arising, which may be claimed to exist, whether liquidated or unliquidated; provided, however, that the foregoing release shall not apply to any future breach of any of the obligations, covenants or agreements of any of Indemnified Party that are expressly set forth in the Loan Documents.

SECTION 11.    Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the 2019 Term Loan Agreement.

SECTION 12.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier, facsimile or as a .pdf, .jpeg, .TIF, .TIFF attachment to an electronic mail message or similar electronic format shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 13.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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12	Hersha Hospitality – 2019 Term Loan Amendment No. 2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

HERSHA HOSPITALITY LIMITED PARTNERSHIP, a Virginia limited partnership

By:	HERSHA HOSPITALITY TRUST TRUST, a Maryland real estate investment trust, its general partner

	By:	/s/ Ashish R. Parikh
		Name:	Ashish R. Parikh
		Title:	CFO

PARENT GUARANTOR:

HERSHA HOSPITALITY TRUST, a Maryland real estate investment trust

By:	/s/ Ashish R. Parikh
	Name:	Ashish R. Parikh
	Title:	CFO

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SUBSIDIARY GUARANTORS:

HHLP DC CONVENTION CENTER ASSOCIATES, LLC, a Delaware limited liability company

By:	HHLP DC CONVENTION CENTER MANAGER, LLC, a Delaware limited liability company, its manager

	By	/s/ Ashish R. Parikh
		Name:	Ashish R. Parikh
		Title:	Manager

HHLP BULFINCH ASSOCIATES, LLC,
a Delaware limited liability company

By:	HHLP BULFINCH MANAGER, LLC, a Delaware limited liability company, its manager

	By	/s/ Ashish R. Parikh
		Name:	Ashish R. Parikh
		Title:	Manager

44 CAMBRIDGE ASSOCIATES, LLC,
a Massachusetts limited liability company

By	/s/ Ashish R. Parikh
	Name:	Ashish R. Parikh
	Title:	Manager

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RISINGSAM HOSPITALITY, LLC,
a New York limited liability company

By:	HERSHA CONDUIT ASSOCIATES, LLC,
a New York limited liability company, its manager

	By	/s/ Ashish R. Parikh
		Name:	Ashish R. Parikh
		Title:	Manager

AFFORDABLE HOSPITALITY ASSOCIATES, L.P.,
a Pennsylvania limited partner

By:	RACE STREET, LLC, a Pennsylvania limited liability company, its general partner

	By	/s/ Ashish R. Parikh
		Name:	Ashish R. Parikh
		Title:	Manager

HHLP RITTENHOUSE ASSOCIATES, LLC,
a Delaware limited liability company

By:	HHLP RITTENHOUSE MANAGER, LLC,
a Delaware limited liability company,
its manager

	By	/s/ Ashish R. Parikh
		Name:	Ashish R. Parikh
		Title:	Manager

HHLP COCONUT GROVE ASSOCIATES, LLC,
a Delaware limited liability company

By:	HHLP COCONUT GROVE MANAGER, LLC,
a Delaware limited liability company its manager

	By:	/s/ Ashish R. Parikh
		Name:	Ashish R. Parikh
		Title:	Manager

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HHLP BLUE MOON ASSOCIATES, LLC, a Delaware limited liability company

By:	HHLP BLUE MOON MANAGER, LLC, a Delaware limited liability company, its manager

	By:	/s/ Ashish R. Parikh
		Name:	Ashish R. Parikh
		Title:	Manager

HHLP WINTER HAVEN ASSOCIATES, LLC, a Delaware limited liability company

By:	HHLP WINTER HAVEN MANAGER, LLC,
a Delaware limited liability company, its manager

	By:	/s/ Ashish R. Parikh
		Name:	Ashish R. Parikh
		Title:	Manager

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HHLP SMITH STREET ASSOCIATES, LLC, a New York limited liability company

By:	HHLP SMITH STREET HOLDING, LLC,
a New York limited liability company, its manager

	By:	HHLP SMITH STREET MANAGING MEMBER, LLC, a New York limited liability company, its manager

		By:	/s/ Ashish R. Parikh
			Name:	Ashish R. Parikh
			Title:	Manager

HHLP KEY WEST ONE ASSOCIATES LLC, a Delaware limited liability company

By:	HHLP KEY WEST ONE MANAGER, LLC, a Delaware limited liability company, its manager

	By:	/s/ Ashish R. Parikh
		Name:	Ashish R. Parikh
		Title:	Manager

HHLP KEY WEST ONE MANAGER, LLC, a Delaware limited liability company, its manager

	By:	/s/ Ashish R. Parikh
		Name:	Ashish R. Parikh
		Title:	Manager

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44 BROOKLINE HOTEL, LLC, a Delaware limited liability company

By:	44 BROOKLINE MANAGER, LLC, a Delaware limited liability company, its manager

By:	/s/ Ashish R. Parikh
	Name:	Ashish R. Parikh
	Title:	Manager

44 BROOKLINE MANAGER, LLC, a Delaware limited liability company, its Manager

By:	/s/ Ashish R. Parikh
	Name:	Ashish R. Parikh
	Title:	Manager

HHLP MIAMI BEACH ASSOCIATES, LLC, a Delaware limited liability company

By:	HHLP MIAMI BEACH MANAGER, LLC, a Delaware limited liability company, its manager

By:	/s/ Ashish R. Parikh
	Name:	Ashish R. Parikh
	Title:	Manager

HHLP GEORGETOWN ASSOCIATES, LLC, a Delaware limited liability company

By:	HERSHA GEORGETOWN MANAGER, LLC, a Delaware limited liability company, its manager

By:	/s/ Ashish R. Parikh
	Name:	Ashish R. Parikh
	Title:	Manager

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HHLP GEORGETOWN II ASSOCIATES, LLC, a Delaware limited liability company

By:	HHLP GEORGETOWN II MANAGER, LLC, a Delaware limited liability company, its manger

By:	/s/ Ashish R. Parikh
	Name:	Ashish R. Parikh
	Title:	Manager

HHLP SUNNYVALE TPS ASSOCIATES, LLC, a Delaware limited liability company

By:	HHLP SUNNYVALE TPS MANAGER, LLC, a Delaware limited liability company, its manger

By:	/s/ Ashish R. Parikh
	Name:	Ashish R. Parikh
	Title:	Manager

SEAPORT HOSPITALITY LLC, a New York Limited Liability company

By:	320 PEARL STREET, INC., a New York corporation, its managing member

	By:	/s/ Ashish R. Parikh
		Name:	Ashish R. Parikh
		Title:	Vice President

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HHLP SAN DIEGO ASSOCIATES, LLC, a Delaware limited liability company

By: HHLP SAN DIEGO MANAGER, LLC, a Delaware limited liability company, its manager

By:	/s/ Ashish R. Parikh
	Name:	Ashish R. Parikh
	Title:	Manager

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METRO JFK ASSOCIATES, LLC, a New York limited liability company

	By:	/s/ Ashish R. Parikh
		Name:	Ashish R. Parikh
		Title:	Manager

5444 ASSOCIATES, a Pennsylvania limited partnership

By: 44 DUANE STREET, LLC, a Delaware limited liability company, its General Partner

	By:	/s/ Ashish R. Parikh
		Name:	Ashish R. Parikh
		Title:	Manager

HHLP WHITE PLAINS ASSOCIATES, LLC, a Delaware limited liability company

By:	/s/ Ashish R. Parikh
	Name:	Ashish R. Parikh
	Title:	Manager

BRISAM MANAGEMENT (DE) LLC, a Delaware limited liability company

By:	HHLP BRISAM 29 MANAGER, LLC, a Delaware limited liability company, its manager

	By:	/s/ Ashish R. Parikh
		Name:	Ashish R. Parikh
		Title:	Manager

HHLP BOSTON SEAPORT ASSOCIATES, LLC, a Delaware limited liability company

By: HHLP BOSTON SEAPORT MANAGER, LLC, a Delaware limited liability company, its manager

	By:	/s/ Ashish R. Parikh
		Name:	Ashish R. Parikh
		Title:	Manager

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HHLP AMBROSE ASSOCIATES, LLC, a Delaware limited liability company

By: HHLP AMBROSE MANAGER, LLC, a Delaware limited liability company, its manager

	By:	/s/ Ashish R. Parikh
		Name:	Ashish R. Parikh
		Title:	Manager

EXIT 88 HOTEL, LLC, a Connecticut limited liability company

By: EXIT 88 HOTEL MANGER, LLC, a Delaware limited liability company, its manger

	By:	/s/ Ashish R. Parikh
		Name:	Ashish R. Parikh
		Title:	Manager

HHLP SEATTLE ASSOCIATES, LLC, a Delaware limited liability company

By: HHLP SEATTLE MANAGER, LLC, a Delaware limited liability company, its manger

	By:	/s/ Ashish R. Parikh
		Name:	Ashish R. Parikh
		Title:	Manager

CHIMES OF FREEDOM, LLC, a Delaware limited liability company

By: OF FREEDOM I, LLC, a Delaware limited liability company, its managing member

By: HHLP LIBERTY ASSOCIATES, LLC, a Delaware limited liability company, its sole member

By:	/s/ Ashish R. Parikh
	Name:	Ashish R. Parikh
	Title:	Manager

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ADMINISTRATIVE AGENT, ARRANGER AND INITIAL LENDER:

CITIBANK, N.A.,

By	/s/ Tina Lin
	Name:	Tina Lin
	Title:	Vice President

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WELLS FARGO BANK, N.A., as Initial Lender

By:	/s/ Anand J. Jobanputra
	Name:	Anand J. Jobanputra
	Title:	Managing Director

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WELLS FARGO SECURITIES, LLC, as Arranger

By:	/s/ Amit Khimji
	Name:	Amit Khimji
	Title:	Managing Director

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BANK OF AMERICA, N.A., as Initial Lender

By:	/s/ Suzanne E. Pickett
	Name:	Suzanne E. Pickett
	Title:	Senior Vice President

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BBVA USA, an Alabama banking corporation, f/k/a/ Compass Bank, as Initial Lender

By:	/s/ Scott Place
	Name:	Scott Place
	Title:	SVP

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BMO HARRIS BANK N.A., as Initial Lender

By:	/s/ Gwendolyn Gatz
	Name:	Gwendolyn Gatz
	Title:	Director

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FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Scott Quinn
	Name:	Scott Quinn
	Title:	VP

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GOLDMAN SACHS BANK USA, as Initial Lender

By:	/s/ Dan Martis
	Name:	Dan Martis
	Title:	Authorized Signatory

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MANUFACTURERS AND TRADERS TRUST COMPANY, as Initial Lender

By:	/s/ Peter J. Kemerer
	Name:	Peter J. Kemerer
	Title:	Vice President

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RAYMOND JAMES BANK, N.A., as Initial Lender

By:	/s/ Dennis Szczesuil
	Name:	Dennis Szczesuil
	Title:	SVP, CRE Banking

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TD BANK, N.A., as Initial Lender

By:	/s/ Brian Gallagher
	Name:	Brian Gallagher
	Title:	Vice President

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FIRST COMMERCIAL BANK, LTD., NEW YORK BRANCH, as Initial Lender

By:	/s/ Terry Y. G. Ju
	Name:	Terry Y. G. Ju
	Title:	Senior Vice President & General Manager

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WILMINGTON SAVINGS FUND SOCIETY, FSB, as Initial Lender

By:	/s/ Paul E. Glanville
	Name:	Paul E. Glanville
	Title:	SVP

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THE PROVIDENT BANK, as Initial Lender

By:	/s/ Vincent S. Vita
	Name:	Vincent S. Vita
	Title:	Senior Vice President

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THE HUNTINGTON NATIONAL BANK, as Initial Lender

By:	/s/ Rebecca Stirnkorb
	Name:	Rebecca Stirnkorb
	Title:	AVP

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